UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2005

                            LEV PHARMACEUTICALS, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


          Delaware                   000-32947                  88-0211496
          --------                   ---------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


           122 East 42nd Street, Suite 2606, New York, New York 10022
           ----------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (212) 682-3096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item. 5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

            On May 25, 2005, Douglas J. Beck, CPA was appointed Chief Financial Officer of Lev Pharmaceuticals, Inc. (the "Company"). Since February 22, 2005, Mr. Beck has served as Controller of the Company. From September 2004 to October 2004, Mr. Beck served as a consultant to Pfizer, Inc. From December 2002 to September 2004, Mr. Beck served in various capacities with Diversified Security Solutions, Inc., from Director of Finance to Chief Financial Officer. From November 2000 to December 2002, Mr. Beck was a financial consultant to various companies. From March 2000 to October 2000, Mr. Beck served as Director of Financial Reporting for Urbanfetch.com, Inc. and from December 1998 to March 2000, Mr. Beck was an audit manager with Andersen LLP.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release dated May 25, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEV PHARMACEUTICALS, INC.


Date:  May 26, 2005                         /s/ Joshua D. Schein
                                            -----------------------
                                            Joshua D. Schein, Ph.D.
                                            Chief Executive Officer


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